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                                                                     EXHIBIT 4.9

                                 [LOGO OF CCi]

     NUMBER                                                          SHARES


  COMMON STOCK                                                    COMMON STOCK


INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                              CUSIP 000000 00 0

                           CORINTHIAN COLLEGES, INC.


THIS CERTIFIES THAT



is the Owner of



 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.0001 PAR VALUE, OF

---------------------------CORINTHIAN COLLEGES, INC.---------------------------
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                      [SEAL OF CORINTHIAN COLLEGES, INC.]

          SECRETARY                               CHIEF EXECUTIVE OFFICER


Countersigned and Registered:
  U.S. STOCK TRANSFER CORPORATION
               Transfer Agent and Registrar,

By


                          Authorized Officer

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                           CORINTHIAN COLLEGES, INC.

    The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common   UNIF GIFT MIN ACT - ______Custodian_______
                                                          (Cust)         (Minor)
     TEN ENT - as tenants by the                          under Uniform Gifts to
               entireties                                 Minors Act____________
                                                                      (State)
     JT TEN  - as joint tenants with
               right of survivorship
               and not as tenants in
               common


    Additional abbreviations may also be used though not in the above list.


    For Value Received,                    hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________

________________________________________________________________________________
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated:____________________________
                                       ________________________________________
                                       NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED


By______________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM
PURSUANT TO S.E.C. RULE 17Ad-15.